EXHIBIT 99.1
                       TABLE VI - ACQUISITION OF EQUIPMENT
                          BY THE PRIOR PUBLIC PROGRAMS

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series A
                                   (unaudited)


The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series A for the year ended December 31, 2000:


     Original Lessee                                            Date              Total              Cash           Acquisition
    or Equipment User           Location        Equipment    Purchased          Financing          Expended             Cost
--------------------------   ---------------   ----------- ---------------   ----------------   ----------------   ---------------

                                                                             ----------------   ----------------   ---------------
                                                                                           $0                 $0                $0
                                                                             ================   ================   ===============

Series A has been dissolved.

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series B
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B for the year ended December 31, 2000:


     Original Lessee                                            Date              Total              Cash           Acquisition
    or Equipment User           Location        Equipment    Purchased          Financing          Expended             Cost
--------------------------   ---------------   ----------- ---------------   ----------------   ----------------   ---------------

                                                                             ----------------   ----------------   ---------------
                                                                                           $0                 $0                $0
                                                                             ================   ================   ===============



                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series B
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series B at December 31, 2000 pursuant to leases or which secure its financing transactions.


                                            Equipment     Equipment      Total
                                             Leases       Financings   Portfolio
                                             ------       ----------   ---------
Telecommunications                          $405,645      $ 66,650      $472,295
Manufacturing & Production                    44,588                      44,588
Computer Systems                                           102,581       102,581
Video Production                                            53,797        53,797
Printing                                      48,492                      48,492
Retail Systems                                              21,088        21,088
                                            --------      --------      --------
                                            $498,725      $244,116      $742,841
                                            ========      ========      ========

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series C
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C for the year ended December 31, 2000:

     Original Lessee                                            Date              Total              Cash           Acquisition
    or Equipment User           Location        Equipment    Purchased          Financing          Expended             Cost
--------------------------   ---------------   ----------- ---------------   ----------------   ----------------   ---------------

                                                                             ----------------   ----------------   ---------------
                                                                                           $0                 $0                $0
                                                                             ================   ================   ===============



                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series C
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE


The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series C at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                            Equipment     Equipment      Total
Equipment Category                           Leases      Financings    Portfolio
------------------                           ------      ----------    ---------
Computer Systems                            $ 72,410      $300,329      $372,739

Manufacturing & Production                    15,620       180,823       196,443

Printing                                      80,642         6,338        86,980

Office Furniture & Fixtures                   49,369        40,017        89,386

Medical                                       77,680        81,790       159,470

Telecommunications                                --        37,927        37,927

Copiers                                           --        17,654        17,654

Automotive                                        --        28,051        28,051
                                            --------      --------      --------
                                            $295,721      $692,929      $988,650
                                            ========      ========      ========

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series D
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D for the year ended December 31, 2000:

     Original Lessee                                            Date              Total              Cash           Acquisition
    or Equipment User           Location        Equipment    Purchased          Financing          Expended             Cost
--------------------------   ---------------   ----------- ---------------   ----------------   ----------------   ---------------

                                                                             ----------------   ----------------   ---------------
                                                                                           $0                 $0                $0
                                                                             ================   ================   ===============



                                    TABLE VI
           Acquisition of Equipment - Recent Public Program - Series D
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners L.P., Series D at December 31, 2000 pursuant to leases or which secure its financing transactions.


                                         Equipment       Equipment       Total
Equipment Category                        Leases        Financings     Portfolio
------------------                        ------        ----------     ---------

Manufacturing & Production             $ 4,875,699    $    31,909    $ 4,907,608

Aircraft                                 2,401,536        983,333      3,384,869

Computer Systems                         3,028,066        105,643      3,133,709

Restaurant Equipment                       348,847        342,503        691,350

Office Furniture & Fixtures               510,560           --          510,560

Telecommunications
                                             9,915         32,449         42,364
Medical
                                            47,887         33,986         81,873
Printing
                                              --           50,151         50,151
Retail Systems
                                            27,933         11,661         39,594
Audio
                                           108,551         18,399        126,950
                                       -----------    -----------    -----------
                                       $11,352,650    $ 1,616,378    $12,969,028
                                       ===========    ===========    ===========

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series E
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E for the year ended December 31, 2000:

     Original Lessee                                            Date              Total              Cash           Acquisition
    or Equipment User           Location        Equipment    Purchased          Financing          Expended             Cost
--------------------------   ---------------   ----------- ---------------   ----------------   ----------------   ---------------

                                                                             ----------------   ----------------   ---------------
                                                                                           $0                 $0                $0
                                                                             ================   ================   ===============



                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series E
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series E at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                        Equipment      Equipment        Total
Equipment Category                       Leases        Financings     Portfolio
------------------                       ------        ----------     ---------
Aircraft                               $22,307,742    $   702,508    $23,010,250
Computer Systems                         7,769,824      5,611,135     13,380,959
Retail Systems                           7,392,106        703,587      8,095,693
Manufacturing & Production               9,541,350      2,643,934     12,185,284
Telecommunications                       6,668,857      2,156,389      8,825,246
Office Furniture & Fixtures              2,531,755      6,105,844      8,637,599
Restaurant Equipment                       859,406      2,661,233      3,520,639
Medical                                  1,371,705      1,487,306      2,859,011
Automotive                                  88,406      2,059,214      2,147,620
Construction                               388,964        958,359      1,347,323
Miscellaneous                            1,333,757      1,643,642      2,977,399
Material Handling                          753,485        616,833      1,370,318
Sanitation                               1,014,544         39,750      1,054,294
                                       -----------    -----------    -----------
                                       $62,021,901    $27,389,734    $89,411,635
                                       ===========    ===========    ===========

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - L.P. Six
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six for the year ended December 31, 2000:

  Original Lessee                                                              Date         Total           Cash         Acquisition
 or Equipment User           Location            Equipment                  Purchased   Financing (1)   Expended (2)      Cost (3)
--------------------------   ------------------  -------------------------  ---------   -------------   ----------------------------
Albany International         St Stephen, SC      Manufacturing &              Dec-00       511,767       1,193,290       1,705,056
                                                 Production
Crowley Foods Inc.           Concord, NH         Manufacturing &              Dec-00             0         172,056         172,056
                                                 Production
National Broadcasting Co.    Washington, DC      Manufacturing &              Dec-00     1,189,055       1,460,541       2,649,596
                                                 Production
Nestle USA Inc.              Modesto, CA.        Material Handling            Dec-00         7,228          13,781          21,009
M.A. Gedney Co.              Ayer, MA.           Trailers                     Dec-00             0          65,322          65,322
Oscar Mayer Foods Corp.      Ontario, CA.        Trailers                     Dec-00        12,893          36,575          49,468
Smithfield Foods Inc.        Smithfield, VA.     Trailers                     Dec-00       196,382         159,205         355,587
Smithfield Foods Inc.        Smithfield, VA.     Trailers                     Dec-00       198,818         157,683         356,502
The Perrier Group Inc.       Casselberry, FL     Tractors\Trucks              Dec-00        11,263           4,644          15,907
The Perrier Group Inc.       Clearwater, FL      Tractors\Trucks              Dec-00        10,604           4,372          14,976
The Perrier Group Inc.       Jupiter, FL.        Tractors\Trucks              Dec-00        11,263           4,644          15,907
The Perrier Group Inc.       Los Angeles, CA     Tractors\Trucks              Dec-00        11,540           4,757          16,297
The Perrier Group Inc.       Miami, FL           Tractors\Trucks              Dec-00        11,263           4,644          15,907
The Perrier Group Inc.       Milipitas, FL.      Tractors\Trucks              Dec-00        11,540           4,757          16,297
The Perrier Group Inc.       Pennsaukin, NJ      Tractors\Trucks              Dec-00        11,685           4,817          16,503
The Perrier Group Inc.       San Francisco, CA   Tractors\Trucks              Dec-00        11,540           4,757          16,297
The Perrier Group Inc.       Tampa, FL           Tractors\Trucks              Dec-00        10,604           4,372          14,976
International Paper Inc.     Ticonderoga, NY     Haul Trucks\Wheel Loaders    Dec-00             0         114,158         114,158
National Steel Corporation   Kewatin, MN.        Haul Trucks\Wheel Loaders    Dec-00     1,001,470         682,953       1,684,423
                                                                                        ----------      ----------      ----------
                                                                                        $3,218,916      $4,097,329      $7,316,246
                                                                                        ==========      ==========      ==========

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2000.
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - L.P. Six
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P. Six at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                        Equipment      Equipment        Total
Equipment Category                        Leases       Financings     Portfolio
------------------                        ------       ----------     ---------
Aircraft                               $19,100,646    $         0    $19,100,646
Manufacturing & Production               7,895,945      5,023,720    $12,919,665
Telecommunications                       8,694,831         91,449    $ 8,786,280
Computer Systems                           775,951        412,487    $ 1,188,438
Construction                             1,549,987              0    $ 1,549,987
Transport                                4,526,549              0    $ 4,526,549
Restaurant Equipment                             0        229,637    $   229,637
Office Furniture & Fixtures                270,831         19,249    $   290,080
Material Handling                           66,223         63,265    $   129,488
Miscellaneous                               82,303           --      $    82,303
Printing                                   131,452              0    $   131,452
                                       -----------    -----------    -----------
                                       $43,094,718    $ 5,839,807    $48,934,525
                                       ===========    ===========    ===========

                                    TABLE VI
          Acquisition of Equipment - Prior Public Programs - L.P. Seven
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Seven for the year ended December 31, 2000:

  Original Lessee                                                              Date         Total           Cash         Acquisition
 or Equipment User           Location            Equipment                  Purchased   Financing (1)   Expended (2)      Cost (3)
--------------------------   ------------------  -------------------------  ---------   -------------   --------------  ------------
Rowan Companies              Memphis, TN         Oil Rig                    Mar-00       14,725,828              $0       14,725,828
                                                                                        -------------   --------------   -----------
                                                                                        $14,725,828              $0      $14,725,828
                                                                                        =============   ==============   ===========

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2000.
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
         Acquisition of Equipment - Recent Public Programs - L.P. Seven
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P. Seven at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                      Equipment       Equipment         Total
Equipment Category                     Leases         Financings      Portfolio
------------------                     ------         ----------      ---------

Aircraft                            $ 78,127,428    $       --      $ 78,127,428

Vessels                               49,855,000            --        49,855,000

Computer Systems                      43,504,293          74,565      43,578,858

Manufacturing & Production            33,378,146         183,663      33,561,809

Mining                                17,425,828            --        17,425,828

Office Furniture & Fixtures           10,082,321         762,915      10,845,236

Office Equipment                       2,764,522            --         2,764,522

Telecommunications                     1,352,170            --         1,352,170

Miscellaneous                            339,163            --           339,163
                                    ------------    ------------    ------------
                                    $236,828,871    $  1,021,143    $237,850,014
                                    ============    ============    ============

                                    TABLE VI
        Acquisition of Equipment - Current Public Programs - Fund Eight A
                                   (unaudited)



The following table sets forth the equipment acquisition, leasing and financing information for ICON Income Fund Eight-A for the year ended December 31, 2000:

     Original Lessee                                                 Date           Total              Cash            Acquisition
    or Equipment User           Location          Equipment        Purchased     Financing (1)      Expended (2)        Cost (3)
--------------------------   ---------------     -----------       ---------   ----------------   ----------------   -------------
Sabena                       Brussels, Belgum    Aircraft          Feb-00                0          1,961,000          1,961,000
E*Trade Group, Inc.          Rancho Cordova, CA  Furniture         Jun-00        1,147,125            117,001          1,264,126
E*Trade Group, Inc.          Alpharetta, GA      Furniture         Jun-00        1,733,165            177,105          1,910,270
Rowan Companies              Houston, TX         Oil Rig           Dec-00                0          1,997,000          1,997,000
Summit Portfolio             England             Various           Dec-00                0          2,526,696          2,526,696
American Airlines            Ft Worth, TX        Aircraft Engine   May-00                0          1,150,000          1,150,000
                                                                                ----------         -- -------        -----------
                                                                                $2,880,290         $7,928,802        $10,809,092
                                                                                ==========         ==========        ===========

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2000.
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
        Acquisition of Equipment - Recent Public Programs - Fund Eight A
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Income Fund Eight A L.P. at December 31, 2000 pursuant to leases or which secure its financing transactions.


                                        Equipment     Equipment        Total
Equipment Category                        Leases     Financings      Portfolio
------------------                        ------     ----------      ---------

Aircraft                              $ 56,989,345   $       --     $ 56,989,345

Material Handling                       27,038,665           --       27,038,665

Telecommunications                       4,861,629           --        4,861,629

Computer Systems                        32,240,429           --       32,240,429

Trucks and Trailers                      3,521,824           --        3,521,824

Vessels                                 12,922,568           --       12,922,568

Office Furniture and Fixtures            8,801,652           --        8,801,652

Manufacturing                            2,159,218           --        2,159,218

Energy                                   1,997,000           --        1,997,000
                                      ------------   ------------   ------------
                                      $150,532,330   $       --     $150,532,330
                                      ============   ============   ============

                                    TABLE VI
        Acquisition of Equipment - Current Public Programs - Fund Eight B
                                   (unaudited)


The following table sets forth the equipment acquisition, leasing and financing information for ICON Income Fund Eight-B for the year ended December 31, 2000:

          Original Lessee                                                            Date         Total         Cash     Acquisition
         or Equipment User                 Location              Equipment         Purchased    Financing(1) Expended(2)    Cost (3)
-----------------------------------  --------------------- ---------------------- ------------ ------------- ----------- -----------
CSK Auto                             Phoenix, AZ           Computers                   Jun-00   $2,023,492     $ 48,306   $2,071,798
Regus Business Center Corp (4)       Purchase, NY          Furniture                   Dec-99   $3,451,072   $1,852,018   $5,303,090
Petsmart, Inc.                       Phoenix, AZ           Other                       Oct-00            0    3,397,802   $3,397,802
Scandinavian Airlines System         Stockholm, Sweden     Aircraft                    Dec-00   42,274,045    2,241,371  $44,515,416
Conagra, Inc.                        Twin Falls, ID        Production                  Dec-00   106,711.66    53,931.39     $160,643
Conagra, Inc.                        Richland, Wa          Production                  Dec-00    16,365.85     8,271.12      $24,637
Conagra, Inc.                        Connell, Wa           Production                  Dec-00    23,668.84    11,962.03      $35,631
GE Aircraft Engines                  Madisonville, KY      Production                  Dec-00    15,853.12     9,261.42      $25,115
GE Aircraft Engines                  Hooksett, NH          Production                  Dec-00    14,894.70     4,669.08      $19,564
GE Aircraft Engines                  Albuquerque, NM       Production                  Dec-00   271,568.15   107,654.13     $379,222
GE Aircraft Engines                  Albuquerque, NM       Production                  Dec-00   362,232.80    91,285.67     $453,518
GE Aircraft Engines                  Albuquerque, NM       Production                  Dec-00   338,232.61    99,664.83     $437,897
GE Aircraft Engines                  Albuquerque, NM       Production                  Dec-00   318,955.03    99,664.61     $418,620
GE Aircraft Engines                  Winchester, VT        Production                  Dec-00   123,733.87    36,563.69     $160,298
GE Aircraft Engines                  Madisonville, KY      Production                  Dec-00    43,788.07    11,356.40      $55,144
GE Engine Services                   Hamilton, OH          Production                  Dec-00   409,312.26    98,972.26     $508,285
Honeywell                            Plymouth, MN          Production                  Dec-00   141,386.73    52,714.16     $194,101
National Broadcasting Co.. (NBC)     New York, NY          Production                  Dec-00         0.00   114,650.42     $114,650
National Broadcasting Co.. (NBC)     Long Island City, NY  Production                  Dec-00   279,754.10   125,524.62     $405,279
National Broadcasting Co.. (NBC)     New York, NY          Production                  Dec-00   447,956.51   271,323.43     $719,280
National Broadcasting Co.. (NBC)     New York, NY          Production                  Dec-00   278,582.09   156,230.57     $434,813
Nestle USA, INC.                     Fort Dodge, IA        Production                  Dec-00   258,034.46   148,782.16     $406,817
Nestle USA, INC.                     Dekalb, IL            Production                  Dec-00       712.14       699.44       $1,412
Nestle USA, INC.                     St Joseph, MO         Production                  Dec-00    27,713.68    27,219.39      $54,933
Nestle USA, INC.                     Moses Lake, Wa        Production                  Dec-00     2,313.11     2,271.85       $4,585
Warner Lambert(Parke-Davis)          Ann Arbor, MI         Production                  Dec-00   242,422.91   108,366.37     $350,789
Conagra, Inc.                        Boardman, OR          Misc Material               Dec-00    30,741.15    13,952.83      $44,694
                                                             Handling
Conagra, Inc.                        Herminston, OR        Misc Material               Dec-00   197,220.43    62,389.51     $259,610
                                                             Handling
Nestle USA, INC.                     Nampa, ID             Misc Material               Dec-00    10,798.65     7,033.21      $17,832
                                                             Handling
Nestle USA, INC.                     Modesto, CA           Misc Material               Dec-00    32,178.17    13,389.99      $45,568
                                                             Handling
Nestle USA, INC.                     Moses Lake, WA        Misc Material               Dec-00   165,342.22    74,571.28     $239,914
                                                             Handling
Nestle USA, INC.                     Lathrop, CA           Misc Material               Dec-00    32,429.48     7,038.29      $39,468
                                                             Handling
Nestle USA, INC.                     Nampa, ID             Misc Material               Dec-00    53,955.64    11,710.19      $65,666
                                                             Handling
Nestle USA, INC.                     Crete, NE             Misc Material               Dec-00    83,513.27    63,886.66     $147,400
                                                             Handling
Nestle USA, INC.                     Fort Worth, TX        Misc Material               Dec-00    30,169.93     6,547.89      $36,718
                                                             Handling
Nestle USA, INC.                     Carnation, WA         Misc Material               Dec-00    32,106.94     6,968.28      $39,075
                                                             Handling
Signature Flight                     East Boston, MA       Misc Material               Dec-00    51,832.79   118,260.02     $170,093
                                                             Handling
Signature Flight                     Detroit, MI           Misc Material               Dec-00    51,832.79   118,260.02     $170,093
                                                             Handling
Signature Flight                     Minneapolis, MN       Misc Material               Dec-00    51,832.79   118,260.02     $170,093
                                                             Handling
Signature Flight                     Newark, NJ            Misc Material               Dec-00    25,916.40    59,130.01      $85,046
                                                             Handling
Tree of Life                         St. Augustine, FL     Misc Material               Dec-00   211,807.03   123,778.50     $335,586
                                                             Handling
Avery Dennison                       Holliston, MA         Forklifts                   Dec-00    22,420.69    23,304.81      $45,726
Avery Dennison                       Holliston, MA         Forklifts                   Dec-00    43,964.07    22,600.22      $66,564
Avery Dennison                       Holliston, MA         Forklifts                   Dec-00         0.00   101,975.92     $101,976

Avery Dennison                       Memphis, TN           Forklifts                   Dec-00    44,954.08    23,504.39      $68,458
Conopco, Inc.                        Ayer, MA              Forklifts                   Dec-00     4,292.40     6,511.06      $10,803
Conopco, Inc.                        Joliet, IL            Forklifts                   Dec-00    31,466.67    47,731.23      $79,198
Conopco, Inc.                        Owensboro, KY         Forklifts                   Dec-00     5,715.17     8,669.23      $14,384
Conopco, Inc.                        Baltimore, MD         Forklifts                   Dec-00   100,176.08    76,936.36     $177,112
Conopco, Inc.                        Merced, CA            Forklifts                   Dec-00   131,004.77   100,613.14     $231,618
Conopco, Inc.                        Stockton, CA          Forklifts                   Dec-00    42,300.00    32,486.88      $74,787
Conopco, Inc.                        Sunnyvale, CA         Forklifts                   Dec-00     6,451.00     4,954.44      $11,405
Conopco, Inc.                        Atlanta, GA           Forklifts                   Dec-00    23,787.21    18,268.85      $42,056
Conopco, Inc.                        Dalton, GA            Forklifts                   Dec-00    36,369.90    27,932.49      $64,302
Conopco, Inc.                        Olathe, KS            Forklifts                   Dec-00    15,095.26    11,593.33      $26,689
Conopco, Inc.                        Madelia, MN           Forklifts                   Dec-00    19,023.78    14,610.48      $33,634
Conopco, Inc.                        Thorofare, NJ         Forklifts                   Dec-00    90,361.69    69,398.80     $159,760
Conopco, Inc.                        Rochester, NY         Forklifts                   Dec-00    10,470.98     8,041.83      $18,513
Conopco, Inc.                        Dallas, TX            Forklifts                   Dec-00    46,704.26    14,814.43      $61,519
Conopco, Inc.                        Baltimore, MD         Forklifts                   Dec-00    70,202.12    22,267.88      $92,470
Conopco, Inc.                        Owensboro, KY         Forklifts                   Dec-00    48,066.97    11,166.39      $59,233
Conopco, Inc.                        Sunnyvale, CA         Forklifts                   Dec-00    43,412.54    10,085.13      $53,498
Conopco, Inc.                        Atlanta, GA           Forklifts                   Dec-00    13,344.89     3,100.14      $16,445
Conopco, Inc.                        Baltimore, MD         Forklifts                   Dec-00    31,120.24     7,229.52      $38,350
Conopco, Inc.                        Madelia, MN           Forklifts                   Dec-00    24,037.41     5,584.11      $29,622
Eastman Kodak Company                Dallas, TX            Forklifts                   Dec-00         0.00    91,192.38      $91,192
GE Plastics                          Longview, TX          Forklifts                   Dec-00         0.00    51,612.05      $51,612
GE Plastics                          Mt Vernon, IN         Forklifts                   Dec-00         0.00    38,643.03      $38,643
GE Plastics                          Mt Vernon, IN         Forklifts                   Dec-00    70,523.12    34,834.71     $105,358
Heleva Good Cheese                   Mt Vernon, IN         Forklifts                   Dec-00         0.00     8,643.20       $8,643
Home Depot                           Glenmont, NY          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Houston, TX           Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Santa Maria, CA       Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Albany, NY            Forklifts                   Dec-00    17,572.40     6,139.49      $23,712
Home Depot                           Goleta, CA            Forklifts                   Dec-00    17,267.48     6,032.96      $23,300
Home Depot                           Conshohocken, PA      Forklifts                   Dec-00    17,267.48     6,032.96      $23,300
Home Depot                           Claymont, DE          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Chester, VA           Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           San Bernadino, CA     Forklifts                   Dec-00    17,267.48     6,032.96      $23,300
Home Depot                           Salisbury, MD         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Bridgeton, MO         Forklifts                   Dec-00    18,679.43     6,526.27      $25,206
Home Depot                           Carmichael, CA        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Ft Gratoit, MI        Forklifts                   Dec-00    18,404.73     6,430.29      $24,835
Home Depot                           Greenville, SC        Forklifts                   Dec-00    18,679.43     6,526.27      $25,206
Home Depot                           Westminster, CA       Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Williston, VT         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Signal Hill, CA       Forklifts                   Dec-00    18,679.43     6,526.27      $25,206
Home Depot                           Sacramento, CA        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Waxachie, TX          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           North Olmstead, OH    Forklifts                   Dec-00    17,267.48     6,032.96      $23,300
Home Depot                           Pittsburgh, PA        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Coplaque, NY          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Fort Worth, TX        Forklifts                   Dec-00    18,679.43     6,526.27      $25,206
Home Depot                           Glendale, CA          Forklifts                   Dec-00    18,404.73     6,430.29      $24,835
Home Depot                           Tampa, FL             Forklifts                   Dec-00    18,569.55     6,487.88      $25,057
Home Depot                           White Settlement, TX  Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Wichita, KS           Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Utica, NY             Forklifts                   Dec-00    17,196.06     6,008.01      $23,204

Home Depot                           Winchester, VA        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Charleston, SC        Forklifts                   Dec-00    18,569.55     6,487.88      $25,057
Home Depot                           Sugarland, TX         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Torrance, CA          Forklifts                   Dec-00    18,404.73     6,430.29      $24,835
Home Depot                           Port Richey, FL       Forklifts                   Dec-00    18,514.61     6,468.68      $24,983
Home Depot                           Lake Mary, FL         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Knoxville, TN         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           White Lake, MI        Forklifts                   Dec-00    18,679.43     6,526.27      $25,206
Home Depot                           Santee, CA            Forklifts                   Dec-00    18,404.73     6,430.29      $24,835
Home Depot                           Orlando, FL           Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Moreno Valley, CA     Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Cherry Hill, NJ       Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Janesville, WI        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           San Marcos, CA        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Frederick, MD         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Oceanside, CA         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Hillsboro, OR         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Monrovia, CA          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Lake Worth, FL        Forklifts                   Dec-00    18,349.79     6,411.10      $24,761
Home Depot                           Dover, NJ             Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Hawthone, CA          Forklifts                   Dec-00    18,679.43     6,526.27      $25,206
Home Depot                           Folsom, CA            Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Greeley, CO           Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Long Island City, NY  Forklifts                   Dec-00    18,404.73     6,430.29      $24,835
Home Depot                           Knoxville, TN         Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Delray Beach, Fl      Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Delafield, WI         Forklifts                   Dec-00    17,267.48     6,032.96      $23,300
Home Depot                           Victor, NY            Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Tulsa, OK             Forklifts                   Dec-00    18,349.79     6,411.10      $24,761
Home Depot                           Natick, MA            Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Waite Park, MN        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Glenn Dale, MD        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Matteson, IL          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Glenn Dale, MD        Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           St Louis, MO          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Glenn Dale, MD        Forklifts                   Dec-00    18,404.73     6,430.29      $24,835
Home Depot                           Cordovia, TN          Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Glenn Dale, MD        Forklifts                   Dec-00    17,267.48     6,032.96      $23,300
Home Depot                           Renesselaer, NY       Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Simi Valley, CA       Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
Home Depot                           Tulsa, OK             Forklifts                   Dec-00    17,196.06     6,008.01      $23,204
M. A. Gedney Co..( Form. Cains
  Foods LP)                          Springhill, FL        Forklifts                   Dec-00         0.00    16,996.46      $16,996
Nabisco Biscuit                      Sacramento, CA        Forklifts                   Dec-00    88,304.29    21,899.28     $110,204
Nabisco Biscuit                      Tampa, FL             Forklifts                   Dec-00   111,066.61    30,419.73     $141,486
Nabisco, Inc. (SPECIALTY PRODUCTS
  DIVISION)                          Cambridge, MD         Forklifts                   Dec-00    70,399.55    12,224.54      $82,624
National Steel Corporation           Kewatin, MN           Forklifts                   Dec-00     9,714.73     2,748.26      $12,463
Owens Brockaway Plastics Products    Nasha, NH             Forklifts                   Dec-00         0.00     5,342.16       $5,342
Whirlpool Corporation                Fort Smith, AR        Forklifts                   Dec-00    62,262.72    87,258.21     $149,521
Xerox Corporation                    Webster, NY           Forklifts                   Dec-00         0.00     3,599.35       $3,599
Xerox Corporation                    Webster, NY           Forklifts                   Dec-00         0.00     3,110.52       $3,111
Xerox Corporation                    Webster, NY           Forklifts                   Dec-00         0.00     4,179.83       $4,180
Alliant Food Service                 New Ulm, MN           Trailers                    Dec-00    14,491.92    36,016.33      $50,508
Alliant Food Service                 Springfield, MO       Trailers                    Dec-00    32,426.15    80,587.75     $113,014

Alliant Food Service                 Allentown, PA         Trailers                    Dec-00    29,732.83    73,894.10     $103,627
Alliant Food Service                 Garland, TX           Trailers                    Dec-00    14,453.51    35,920.87      $50,374
Alliant Food Service                 Buena Park, CA        Trailers                    Dec-00    39,867.92    99,082.54     $138,950
Coca-Cola Company                    Atlanta, GA           Trailers                    Dec-00    21,644.27    62,348.85      $83,993
Coca-Cola Company                    Baltimore Ind City,   Trailers                    Dec-00    10,029.11    28,890.02      $38,919
                                     MD
Coca-Cola Company                    Columbus, OH          Trailers                    Dec-00    63,339.02   180,268.43     $243,607
Conagra, Inc.                        Hermiston, OR         Trailers                    Dec-00   139,080.97    86,917.42     $225,998
Conagra, Inc.                        Hermiston, OR         Trailers                    Dec-00    38,799.30    22,842.03      $61,641
Crowley Foods, Inc.                  Concord, NH           Trailers                    Dec-00         0.00    21,580.73      $21,581
Crowley Foods, Inc.                  Binghamton, NY        Trailers                    Dec-00    19,427.27    52,075.61      $71,503
Crowley Foods, Inc.                  Binghamton, NY        Trailers                    Dec-00         0.00    10,790.37      $10,790
Crowley Foods, Inc.                  Lafargeville, NY      Trailers                    Dec-00         0.00    10,790.37      $10,790
Crowley Foods, Inc.                  Arkport, NY           Trailers                    Dec-00     6,475.76    17,358.54      $23,834
Nestle USA, Inc.                     Fort Dodge, IA        Trailers                    Dec-00    35,988.50    44,095.42      $80,084
Nestle USA, Inc.                     St. Joseph, MO        Trailers                    Dec-00   145,689.90   178,508.61     $324,199
Rich Products                        Tonwanda, NY          Trailers                    Dec-00    90,528.97    99,708.31     $190,237
The Perrier Group                    Ontario, CA           Trailers                    Dec-00   101,107.06    63,433.71     $164,541
The Perrier Group                    Calistoga, CA         Trailers                    Dec-00    18,500.50    11,607.06      $30,108
The Perrier Group                    Fort Worth, TX        Trailers                    Dec-00    35,463.56    22,249.53      $57,713
The Perrier Group                    Houston, TX           Trailers                    Dec-00   145,155.07    91,069.05     $236,224
The Perrier Group                    Poland Spring, ME     Trailers                    Dec-00   100,102.55    62,803.49     $162,906
New York State Electric              Lancaster, NY         Tractors/Trucks             Dec-00   135,653.59    48,488.13     $184,142
The Perrier Group                    Miami, FL             Tractors/Trucks             Dec-00     6,847.22     5,015.33      $11,863
The Perrier Group                    Austin, TX            Tractors/Trucks             Dec-00    20,249.07     9,358.53      $29,608
The Perrier Group                    Bakersfield, CA       Tractors/Trucks             Dec-00    41,491.02    19,175.94      $60,667
The Perrier Group                    Brooklyn, NY          Tractors/Trucks             Dec-00   146,367.33    67,646.72     $214,014
The Perrier Group                    Buffalo, NY           Tractors/Trucks             Dec-00    41,915.63    19,372.18      $61,288
The Perrier Group                    Casselberry, FL       Tractors/Trucks             Dec-00    63,194.33    29,206.58      $92,401
The Perrier Group                    Chatsworth, CA        Tractors/Trucks             Dec-00    41,491.02    19,175.94      $60,667
The Perrier Group                    Clearwater, FL        Tractors/Trucks             Dec-00    21,569.80     9,968.93      $31,539
The Perrier Group                    Corpus Christi, TX    Tractors/Trucks             Dec-00    20,249.07     9,358.53      $29,608
The Perrier Group                    Dracut, MA            Tractors/Trucks             Dec-00   125,981.37    58,224.92     $184,206
The Perrier Group                    Elmsford, NY          Tractors/Trucks             Dec-00    83,768.30    38,715.27     $122,484
The Perrier Group                    Escondido, CA         Tractors/Trucks             Dec-00    20,745.51     9,587.97      $30,333
The Perrier Group                    Fort Lauderdale, FL   Tractors/Trucks             Dec-00    85,967.41    39,731.63     $125,699
The Perrier Group                    Fort Meyers, FL       Tractors/Trucks             Dec-00    21,413.90     9,896.88      $31,311
The Perrier Group                    Fort Worth, TX        Tractors/Trucks             Dec-00    82,553.20    38,153.68     $120,707
The Perrier Group                    Framingham, MA        Tractors/Trucks             Dec-00   147,472.16    68,157.34     $215,630
The Perrier Group                    Gardena, CA           Tractors/Trucks             Dec-00    82,982.03    38,351.88     $121,334
The Perrier Group                    Houston, TX           Tractors/Trucks             Dec-00    83,158.64    38,433.50     $121,592
The Perrier Group                    Jacksonville, FL      Tractors/Trucks             Dec-00    21,569.80     9,968.93      $31,539
The Perrier Group                    Jupiter, FL           Tractors/Trucks             Dec-00    64,397.60    29,762.70      $94,160
The Perrier Group                    Lorton, VA            Tractors/Trucks             Dec-00    20,848.18     9,635.42      $30,484
The Perrier Group                    Los Angeles, CA       Tractors/Trucks             Dec-00   145,218.56    67,115.79     $212,334
The Perrier Group                    Melbourne, FL         Tractors/Trucks             Dec-00    21,569.80     9,968.93      $31,539
The Perrier Group                    Miami, FL             Tractors/Trucks             Dec-00    64,397.80    29,762.70      $94,161
The Perrier Group                    Moonachie, NJ         Tractors/Trucks             Dec-00    62,779.01    29,014.63      $91,794
The Perrier Group                    N. Houston, TX        Tractors/Trucks             Dec-00    20,249.07     9,358.53      $29,608
The Perrier Group                    Newburgh, NY          Tractors/Trucks             Dec-00    41,852.68    19,343.09      $61,196
The Perrier Group                    North Haven, CT       Tractors/Trucks             Dec-00    62,779.01    29,014.63      $91,794
The Perrier Group                    Norton, MA            Tractors/Trucks             Dec-00    42,134.90    19,473.53      $61,608
The Perrier Group                    Orange, CA            Tractors/Trucks             Dec-00    20,745.51     9,587.97      $30,333
The Perrier Group                    Pennsauken, NJ        Tractors/Trucks             Dec-00    20,237.67     9,353.26      $29,591
The Perrier Group                    Randolph, NJ          Tractors/Trucks             Dec-00    41,993.79    19,408.31      $61,402

The Perrier Group                    Rochester, NY         Tractors/Trucks             Dec-00    62,983.08    29,108.95      $92,092
The Perrier Group                    San Antonio, TX       Tractors/Trucks             Dec-00    20,249.07     9,358.53      $29,608
The Perrier Group                    San Benito, TX        Tractors/Trucks             Dec-00    62,909.56    29,074.97      $91,985
The Perrier Group                    Santa Maria, CA       Tractors/Trucks             Dec-00    20,745.51     9,587.97      $30,333
The Perrier Group                    Sarasota, FL          Tractors/Trucks             Dec-00    21,569.80     9,968.93      $31,539
The Perrier Group                    Somerset, NJ          Tractors/Trucks             Dec-00    41,829.02    19,332.15      $61,161
The Perrier Group                    Springfield, MA       Tractors/Trucks             Dec-00    20,926.34     9,671.54      $30,598
The Perrier Group                    Syracuse, NY          Tractors/Trucks             Dec-00    62,983.08    29,108.95      $92,092
The Perrier Group                    Tampa, Fl             Tractors/Trucks             Dec-00   128,485.52    59,382.26     $187,868
The Perrier Group                    Thousand Palms, CA    Tractors/Trucks             Dec-00    82,982.03    38,351.88     $121,334
The Perrier Group                    Austin, TX            Tractors/Trucks             Dec-00    19,662.11     6,608.27      $26,270
The Perrier Group                    Corpus Christi, TX    Tractors/Trucks             Dec-00    19,662.11     6,608.27      $26,270
The Perrier Group                    Fort Worth, TX        Tractors/Trucks             Dec-00    81,225.67    27,299.28     $108,525
The Perrier Group                    Los Angeles, CA       Tractors/Trucks             Dec-00    19,895.50     6,686.71      $26,582
The Perrier Group                    Orange, CA            Tractors/Trucks             Dec-00    85,044.73    28,582.84     $113,628
The Perrier Group                    S. Houston, TX        Tractors/Trucks             Dec-00    19,662.11     6,608.27      $26,270
The Perrier Group                    San Antonio, TX       Tractors/Trucks             Dec-00    19,662.11     6,608.27      $26,270
The Perrier Group                    San Diego, CA         Tractors/Trucks             Dec-00    21,261.18     7,145.71      $28,407
The Perrier Group                    Callistoga, CA        Tractors/Trucks             Dec-00     3,170.84     5,951.94       $9,123
The Perrier Group                    Austin, TX            Tractors/Trucks             Dec-00    10,520.00     7,018.21      $17,538
The Perrier Group                    Bakersfield, CA       Tractors/Trucks             Dec-00     9,894.75     6,601.08      $16,496
The Perrier Group                    Chatsworth, CA        Tractors/Trucks             Dec-00     9,830.31     6,558.09      $16,388
The Perrier Group                    Cotton, CA            Tractors/Trucks             Dec-00     9,830.31     6,558.09      $16,388
The Perrier Group                    Elmonte, CA           Tractors/Trucks             Dec-00     9,830.31     6,558.09      $16,388
The Perrier Group                    Escondido, CA         Tractors/Trucks             Dec-00     9,894.75     6,601.08      $16,496
The Perrier Group                    Fort Worth, TX        Tractors/Trucks             Dec-00    20,385.14    13,599.54      $33,985
The Perrier Group                    Gardena, CA           Tractors/Trucks             Dec-00     9,894.75     6,601.08      $16,496
The Perrier Group                    Houston, TX           Tractors/Trucks             Dec-00    19,690.31    13,136.00      $32,826
The Perrier Group                    Los Angles,           Tractors/Trucks             Dec-00    19,789.49    13,202.17      $32,992
The Perrier Group                    Orange, CA            Tractors/Trucks             Dec-00     9,894.75     6,601.08      $16,496
The Perrier Group                    Phoenix, AZ           Tractors/Trucks             Dec-00     9,894.61     6,600.99      $16,496
The Perrier Group                    San Antonio, TX       Tractors/Trucks             Dec-00     9,865.38     6,581.49      $16,447
The Perrier Group                    San Diego, CA         Tractors/Trucks             Dec-00     9,894.75     6,601.08      $16,496
The Perrier Group                    Ventura, CA           Tractors/Trucks             Dec-00    19,725.05    13,159.18      $32,884
The Perrier Group                    Elmsford, NY          Tractors/Trucks             Dec-00    15,534.47     4,671.11      $20,206
The Perrier Group                    Fort Worth, TX        Tractors/Trucks             Dec-00    16,842.57     5,064.45      $21,907
The Perrier Group                    Framingham, MA        Tractors/Trucks             Dec-00    15,534.47     4,671.11      $20,206
The Perrier Group                    Norton, MA            Tractors/Trucks             Dec-00    15,534.47     4,671.11      $20,206
The Perrier Group                    Phoenix, AZ           Tractors/Trucks             Dec-00    15,348.51     4,615.20      $19,964
The Perrier Group                    San Diego, CA         Tractors/Trucks             Dec-00    15,348.51     4,615.20      $19,964
The Perrier Group                    Alexandria, VA        Tractors/Trucks             Dec-00    24,202.65     8,971.59      $33,174
The Perrier Group                    Austin, TX            Tractors/Trucks             Dec-00    47,339.93    17,548.22      $64,888
The Perrier Group                    Breinigsville, PA     Tractors/Trucks             Dec-00    24,202.65     8,971.59      $33,174
The Perrier Group                    Brooklyn, NY          Tractors/Trucks             Dec-00    48,618.60    18,022.24      $66,641
The Perrier Group                    Casselberry, FL       Tractors/Trucks             Dec-00    25,542.08     9,468.10      $35,010
The Perrier Group                    Chatsworth, CA        Tractors/Trucks             Dec-00    24,242.28     8,986.28      $33,229
The Perrier Group                    Clearwater, FL        Tractors/Trucks             Dec-00    25,542.08     9,468.10      $35,010
The Perrier Group                    Dracut, MA            Tractors/Trucks             Dec-00    24,681.58     9,149.12      $33,831
The Perrier Group                    Elmsford, NY          Tractors/Trucks             Dec-00    49,404.74    18,313.65      $67,718
The Perrier Group                    Fort Lauderdale, FL   Tractors/Trucks             Dec-00    49,839.64    18,474.87      $68,315
The Perrier Group                    Fort Meyers, FL       Tractors/Trucks             Dec-00    25,542.08     9,468.10      $35,010
The Perrier Group                    Fort Worth, TX        Tractors/Trucks             Dec-00    24,225.16     8,979.93      $33,205
The Perrier Group                    Framingham, MA        Tractors/Trucks             Dec-00    25,007.39     9,269.89      $34,277
The Perrier Group                    Fredderick, MD        Tractors/Trucks             Dec-00    49,197.32    18,236.77      $67,434

The Perrier Group                    Houston, TX           Tractors/Trucks             Dec-00   118,349.58    43,870.55     $162,220
The Perrier Group                    Islandia, NY          Tractors/Trucks             Dec-00    24,777.95     9,184.84      $33,963
The Perrier Group                    Jupiter, FL           Tractors/Trucks             Dec-00    24,919.82     9,237.43      $34,157
The Perrier Group                    Laredo, TX            Tractors/Trucks             Dec-00    47,895.07    17,754.04      $65,649
The Perrier Group                    Lorton, VA            Tractors/Trucks             Dec-00    49,989.34    18,530.36      $68,520
The Perrier Group                    Miami, FL             Tractors/Trucks             Dec-00    51,084.16    18,936.19      $70,020
The Perrier Group                    Moonachie, NJ         Tractors/Trucks             Dec-00    25,046.52     9,284.40      $34,331
The Perrier Group                    N. Houston, TX        Tractors/Trucks             Dec-00    23,669.92     8,774.11      $32,444
The Perrier Group                    Newburgh, NY          Tractors/Trucks             Dec-00    24,294.13     9,005.50      $33,300
The Perrier Group                    Norton, MA            Tractors/Trucks             Dec-00    24,681.58     9,149.12      $33,831
The Perrier Group                    Odenton, MD           Tractors/Trucks             Dec-00   146,897.79    54,452.98     $201,351
The Perrier Group                    Pennsauken, NJ        Tractors/Trucks             Dec-00    47,676.40    17,672.98      $65,349
The Perrier Group                    San Diego, CA         Tractors/Trucks             Dec-00    24,242.28     8,986.28      $33,229
The Perrier Group                    Santa Maria, CA       Tractors/Trucks             Dec-00    24,242.28     8,986.28      $33,229
The Perrier Group                    Sarasota, FL          Tractors/Trucks             Dec-00    25,542.08     9,468.10      $35,010
The Perrier Group                    Somerset, NJ          Tractors/Trucks             Dec-00    24,294.13     9,005.50      $33,300
The Perrier Group                    Tampa, Fl             Tractors/Trucks             Dec-00    84,355.93    31,269.58     $115,626
The Perrier Group                    Waco, TX              Tractors/Trucks             Dec-00    47,339.83    17,548.22      $64,888
National Fuel Gas Distribution
  Corporation                        Jamestown, NY         Office                      Dec-00    55,186.42    66,297.91     $121,484
                                                             Workstations/Furniture
National Fuel Gas Distribution
  Corporation                        Buffalo, NY           Office                      Dec-00    31,053.14    37,305.41      $68,359
                                                             Workstations/Furniture
National Fuel Gas Distribution
  Corporation                        Buffalo, NY           Office                      Dec-00    70,618.91    25,314.04      $95,933
                                                             Workstations/Furniture
SG Cowen                             Boston, MA            Office                      Dec-00   314,626.61   116,898.96     $431,526
                                                             Workstations/Furniture
SG Cowen                             New York, NY          Office                      Dec-00    71,750.72    55,847.52     $127,598
                                                             Workstations/Furniture
SG Cowen                             New York, NY          Office                      Dec-00    51,399.13   110,033.86     $161,433
                                                             Workstations/Furniture
Telephonica (Formerly SG Cowen)      New York, NY          Office                      Dec-00    95,566.47    43,877.81     $139,444
                                                             Workstations/Furniture
International Paper                  Ticonderoga, NY       Haul Trucks/Wheel           Dec-00         0.00   101,140.72     $101,141
                                                             Loaders
National Steel Corporation           Kewatin, MN           Haul Trucks/Wheel           Dec-00    57,442.68    38,996.78      $96,439
                                                             Loaders
Lucent Technologies                  Shrevesport, LA       Circuit Board Mfg.          Dec-00    41,514.42    54,403.07      $95,917
Lucent Technologies                  Shrevesport, LA       Circuit Board Mfg.          Dec-00    24,518.92    45,978.18      $70,497
Lucent Technologies                  N. Andover, MA        Circuit Board Mfg.          Dec-00  1,037,368.28 1,949,017.15  $2,986,385
Lucent Technologies                  N. Andover, MA        Circuit Board Mfg.          Dec-00    41,511.61    33,259.79      $74,771
Lucent Technologies                  Middletown, NJ        Circuit Board Mfg.          Dec-00   202,764.23    92,321.65     $295,086
Lucent Technologies                  Columbus, OH          Circuit Board Mfg.          Dec-00    89,378.43    61,088.39     $150,467
Lucent Technologies                  Columbus, OH          Circuit Board Mfg.          Dec-00    89,922.75    61,087.06     $151,010
EMC Corporation                      Hopkinton, MA         Circuit-Board Mfg           Dec-00   295,655.90   129,599.21     $425,255
International Paper                  Kenton, OH            General                     Dec-00         0.00     1,867.94       $1,868
                                                             Construction/Utility
Niagara Mohawk Power Corporation     Buffalo, NY           General                     Dec-00         0.00    64,505.47      $64,505
                                                             Construction/Utility
St. Louis County Water               St. Louis, MO         General                     Dec-00   178,756.89    63,625.54     $242,382
                                                             Construction/Utility
AES c/o Somerset, LLC                Barker, NY            General Const-Utility       Dec-00         0.00    28,706.20      $28,706
AES c/o Somerset, LLC                Barker, NY            General Const-Utility       Dec-00         0.00    16,060.69      $16,061
Borg Imaging                         Rochester, NY         Medical                     Dec-00         0.00    41,719.55      $41,720
Borg Imaging                         Rochester, NY         Medical                     Dec-00    45,678.31     7,609.86      $53,288
Borg Imaging                         Rochester, NY         Medical                     Dec-00   116,798.11    13,132.49     $129,931
GE Aircraft Engines                  Madisonville, KY      Machine Tools               Dec-00   260,286.66   111,507.86     $371,795
GE Aircraft Engines                  Madisonville, KY      Machine Tools               Dec-00   273,382.22   108,372.66     $381,755
GE Aircraft Engines                  Madisonville, KY      Machine Tools               Dec-00   273,382.22   108,372.66     $381,755
GE Aircraft Engines                  Muskegan, MN          Machine Tools               Dec-00   276,159.64   108,372.66     $384,532
GE Aircraft Engines                  Cincinnati, OH        Machine Tools               Dec-00   314,904.71   112,695.33     $427,600
GE Aircraft Engines                  Rutland, VT           Machine Tools               Dec-00    55,235.53    22,990.48      $78,226
GE Aircraft Engines                  Rutland, VT           Machine Tools               Dec-00   241,100.68    80,341.53     $321,442
GE Engine Services                   Arkansas City, KS     Machine Tools               Dec-00   514,849.97    60,841.57     $575,692
GE Engine Services                   Arkansas City, KS     Machine Tools               Dec-00   112,668.62    10,775.09     $123,444
GE Power Systems                     Bangor, ME            Machine Tools               Dec-00   327,429.11   208,767.88     $536,197
                                                                                               ------------ ------------ -----------
                                                                                               $66,053,184  $18,940,638  $84,993,822
                                                                                               ============ ============ ===========

(1) This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2000.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

(4) This equipment acquisition is not reflected on Table VI in the May 2000 prospectus.


                                    TABLE VI
        Acquisition of Equipment - Recent Public Programs - Fund Eight B
                                   (unaudited)



                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Income Fund Eight B L.P. for the year ended December 31, 2000 pursuant to leases or which secure its financing transactions.



                                       Equipment     Equipment         Total
Equipment Category                      Leases       Financings      Portfolio
------------------                      ------       ----------      ---------
Aircraft                             $ 44,515,416   $       --     $ 44,515,416

Material Handling                       9,477,392           --        9,477,392
Production                              8,949,746           --        8,949,746
Computer Systems                        2,009,644           --        2,009,644
Construction                              364,128           --          364,128
Trucks and Trailers                     8,678,695           --        8,678,695
Medical                                   231,686           --          231,686
Office Furniture and Fixtures           6,324,147           --        6,324,147
Manufacturing                           4,245,565           --        4,245,565
Haul Trucks\ Wheel Loaders                197,403           --          197,403
                                     ------------   ------------   ------------
                                     $ 84,993,822   $       --     $ 84,993,822
                                     ============   ============   ============